UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2026

Boundless Bio, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-41989	83-0751369
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10955 Alexandria Way, Suite 100,
San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 766-9912

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BOLD	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a material definitive agreement.

On April 13, 2026, Boundless Bio, Inc. (the "Company") entered into an Agreement for Termination of Lease and Voluntary Surrender of Premises (the "Lease Termination Agreement") with ARE-10933 North Torrey Pines, LLC ("Landlord"), pursuant to which the Company and Landlord agreed to terminate that certain Lease Agreement dated as of December 20, 2021, as amended by that certain First Amendment to Lease dated as of November 1, 2024 (as amended, the "Lease"), related to the Company’s laboratory and office space consisting of approximately 80,168 rentable square feet (the "Premises") in that certain building located at 10955 Alexandria Way (previously known as Building 5 at One Alexandria Square), San Diego, California, as more particularly described in the Lease. Prior to the Lease Termination Agreement, the Lease was set to expire on October 31, 2034. Pursuant to the Lease Termination Agreement, the Lease will be terminated effective as of May 31, 2026. As consideration for the Lease Termination Agreement, (i) the Company agreed to pay Landlord a lease modification payment of $10.0 million, and (ii) Landlord will draw down and retain the full amount of the Company’s security deposit in the approximate amount of $0.5 million. The effectiveness of the Lease Termination Agreement was subject to satisfaction of a condition precedent relating to Landlord leasing the Premises to a new tenant, which condition precedent has been satisfied.

The foregoing summary of the Lease Termination Agreement does not purport to be complete and is qualified in its entirety by the full text of the Lease Termination Agreement, a copy of which the Company intends to file with its Quarterly Report on Form 10-Q for the quarter ending June 30, 2026.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure included in Item 1.02 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOUNDLESS BIO, INC.

Date:	April 13, 2026	By:	/s/ Jessica Oien
Name: Jessica Oien Title: Chief Legal Officer and Corporate Secretary